                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          August 15, 1997
                                                    ----------------------------

                      Cross-Continent Auto Retailers, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

          333-06585                                 75-2653095
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   (Commission file number)             (IRS Employer Identification Number)

      1201 South Taylor Street, Amarillo, TX                  79101
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     (Address of principal executive offices)               (Zip Code)

                                  (806) 374-8653
--------------------------------------------------------------------------------
               (Registrant's telephone number, including area code)

                                  not applicable
--------------------------------------------------------------------------------
             (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On August 15, 1997, Cross-Continent Auto Retailers, Inc., a Delaware corporation (the "Company"), completed its disposition of all of the outstanding capital stock of two of its subsidiaries, Performance Dodge, Inc., an Oklahoma corporation, and Performance Nissan, Inc., an Oklahoma corporation (the "Dealership Shares"), to Benji Investments, Ltd. ("Benji"). The Dealership Shares were sold to Benji in exchange for consideration consisting of 760,000 shares of common stock, par value $.01 per share, of the Company (the "Company Shares"), which Common Stock became treasury stock of the Company. The sale price for the Dealership Shares was determined by a limited auction conducted by a third party at which Benji was the highest bidder. The Company Shares were valued at $8,740,000, subject to certain adjustments. Performance Dodge, Inc. is a franchised Dodge automobile dealership, and Performance Nissan, Inc. is a franchised Nissan automobile dealership, both of which operate in the Oklahoma City area.

     Immediately prior to the transaction, the property upon which Performance Dodge, Inc. is located and the related debt secured by such property was transferred from Performance Dodge, Inc. to the parent company. Immediately after the sale of Performance Dodge, Inc., the Company entered into a lease agreement with Performance Dodge, Inc. for a term of 15 years with rent of $253,000 per year.

     Benji Investments, Ltd., a Texas limited partnership, is controlled by Emmett M. Rice, Jr., a former senior vice president, chief operating officer, and director of the Company.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits.

     (a)  Not applicable.

     (b)  PRO FORMA Financial Information.

          Pro Forma Condensed Consolidated Statements of Operations for (i) the twelve months ended December 31, 1996, and (ii) the six months ended June 30, 1997, with footnotes thereto and Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1997

     (c)  Exhibits.

     2.1 Stock Purchase Agreement, dated as of June 20, 1997, between Cross-Continent Auto Retailers, Inc. and Benji Investments, Ltd. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1997, incorporated herein by reference).

     10.1 Separation Agreement dated as of June 20, 1997 between Cross-Continent Auto Retailers, Inc. and Emmett M. Rice, Jr. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1997, incorporated herein by reference).

     10.2 Management Agreement dated as of June 1, 1997 among Cross-Continent Auto Retailers, Inc., Performance Nissan, Inc., Performance Dodge, Inc., and Emmett M. Rice, Jr. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1997, incorporated herein by reference).

     10.3 Lease Agreement dated August 15, 1997 between Cross-Continent Auto Retailers, Inc. and Performance Dodge, Inc.

     99.1 Copy of press release issued by Cross-Continent Auto Retailers, Inc. on June 18, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   CROSS-CONTINENT AUTO RETAILERS, INC.


Date:     September 2, 1997

                                   By:  /s/ James F. Purser
                                        ---------------------------------------
                                        Name:     James F. Purser
                                        Title:    Chief Financial Officer

                      CROSS-CONTINENT AUTO RETAILERS, INC.

                      PRO FORMA CONSOLIDATED FINANCIAL DATA


The following unaudited pro forma statement of operations for the year ended December 31, 1996, and the six months ended June 30, 1997, reflect the historical accounts of the Company for those periods, adjusted to give pro forma effect to the sale of Performance Dodge, Inc. and Performance Nissan, Inc. (the "Performance Stores") as if the transaction had occurred at the beginning of each period presented.

The following unaudited pro forma balance sheet as of June 30, 1997 reflects the historical accounts of the Company as of that date, adjusted to give pro forma effect to the sale of the Performance Stores as if the transaction had occurred as of June 30, 1997.

The pro forma financial data and the accompanying notes should be read in conjunction with the description of the sale of the Performance Stores contained in this Form 8-K, the Consolidated Financial Statements and the related notes included in the Company's 1996 Annual Report on Form 10-K previously filed with the Securities and Exchange Commission. The Company believes that the assumptions used in the following information provide a reasonable basis on which to present the pro forma financial data. The pro forma financial data is provided for informational purposes only and should not be construed to be indicative of the Company's financial condition or results of operations had the sale of the Performance Stores been consummated on the dates assumed and are not intended to project the Company's financial condition on any future date or results of operations for any future period.

                           PRO FORMA STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED DECEMBER 31, 1996
                                      (unaudited)

                                                              Pro Forma Adjustments
                                                              ---------------------
                                                               Actual
                                               Actual        Performance                    Pro Forma
                                              Company (1)     Stores (2)    Adjustments      Company
                                              -------------------------------------------------------
                                                      (in thousands, except per share amounts)
Revenues
  Vehicle Sales                                $283,977       $ 67,283        $     0       $216,694
  Other operating revenue                        37,606         11,586              0         26,020
                                               --------       --------        -------       --------
    Total Revenues                              321,583         78,869              0        242,714 (4)

Cost of goods sold                              271,650         66,534              0        205,116
                                               --------       --------        -------       --------
Gross profit                                     49,933         12,335              0         37,598

Expenses
  Selling, general and administration            36,490         10,992              0         25,498
  Depreciation and amortization                   1,207            253              0            954
  Loss from sale of dealerships                   1,099              0              0          1,099
                                               --------       --------        -------       --------
                                                 38,796         11,245              0         27,551
                                               --------       --------        -------       --------
    Income before interest and taxes             11,137          1,090              0         10,047

Other income (expenses)
  Interest Income                                 1,585             12              0          1,573
  Interest Expense                               (4,778)        (1,094)             0         (3,684)
                                               --------       --------        -------       --------
    Income (loss) before taxes                    7,944              8              0          7,936
  Income tax provision (benefit)                  3,362              3              0          3,359
                                               --------       --------        -------       --------
  Net income (loss)                            $  4,582       $      5        $     0       $  4,577 (4)
                                               --------       --------        -------       --------
                                               --------       --------        -------       --------

Net income per share (3)                                                                    $     NA (4)
                                                                                            --------
Weighted average shares outstanding (3)                                                           NA (4)
                                                                                            --------

                           PRO FORMA STATEMENT OF OPERATIONS
                         FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                          (unaudited)

                                                              Pro Forma Adjustments
                                                              ---------------------
                                                               Actual
                                               Actual        Performance                    Pro Forma
                                              Company (1)     Stores (2)    Adjustments      Company
                                              -------------------------------------------------------
                                                      (in thousands, except per share amounts)
Revenues
  Vehicle Sales                                $196,965        $31,655       $     0       $165,310
  Other operating revenue                        27,444          5,656             0         21,788
                                               --------        -------       -------       --------
    Total Revenues                              224,409         37,311             0        187,098 (7)

Cost of goods sold                              185,695         31,805             0        153,890
                                               --------        -------       -------       --------
Gross profit                                     38,714          5,506             0         33,208

Expenses
  Selling, general and administration            28,643          5,601             0         23,042
  Depreciation and amortization                     998            121             0            877
  Loss from sale of dealerships                     347              0          (347)(5)          0
                                               --------        -------       -------       --------
                                                 29,988          5,722          (347)        23,919
                                               --------        -------       -------       --------
    Income before interest and taxes              8,726           (216)          347          9,289

Other income (expenses)
  Interest Income                                   832              0             0            832
  Interest Expense                               (2,946)          (481)            0         (2,465)
                                               --------        -------       -------       --------
    Income (loss) before taxes                    6,612           (697)          347          7,656
  Income tax provision (benefit)                  2,600           (260)            0          2,860
                                               --------        -------       -------       --------
  Net income (loss)                            $  4,012        $  (437)      $   347       $  4,796 (7)
                                               --------        -------       -------       --------
                                               --------        -------       -------       --------

Net income per share                           $   0.29                                    $   0.36 (7)
                                               --------                                    --------
Weighted average shares outstanding              13,925                         (760)(6)     13,165 (7)
                                               --------                      -------       --------

(1) Actual Company information reflects the actual consolidated results of operations of the Company for the year ended December 31, 1996 as reported in the Company's 1996 Annual Report on Form 10-K and for the six months ended June 30, 1997 as reported in the Company's June 30, 1997 Quarterly Report on Form 10-Q.

(2) Actual Performance Stores information reflects the actual combined results of operations of Performance Dodge, Inc. and Performance Nissan, Inc. for the year ended December 31, 1996 and for the six month period ended June 30, 1997. Such results of operations are included in the Company's actual consolidated information for each respective period.

(3) Net income per share data was not presented in the actual statement of operations for the year ended December 31, 1996 as the historical capital structure prior to the Company's reorganization and initial public offering during 1996 is not comparable to the capital structure after these events. See note (4) below for pro forma net income per share data.

(4) The pro forma statement of operations for the year ended December 31, 1996 does not reflect the pro forma effect of the following significant transactions which occurred during the period from January 1, 1996 to June 30, 1997; the Company's initial public offering in September 1996, the acquisition of Lynn Hickey Dodge in October 1996, and the acquisition of Toyota West Sales and Service, Inc. and Douglas Toyota, Inc. in April 1997. Giving effect to these transactions as if each had occurred at the beginning of fiscal 1996, in addition to the effect of the sale of the Performance Stores, pro forma total revenue, net income and net income per share for the year ended December 31, 1996 would have been $548,925,000, 10,332,000, and $0.79 respectively. (This pro forma information should be read in conjunction with the Company's Form 8-K/A filed in June 1997 in connection with the acquisition of Toyota West Sales and Service, Inc. and Douglas Toyota, Inc. ("Spedding Toyota")) The pro forma net income per share of $0.79 was calculated assuming that 13,040,000 shares were outstanding since the beginning of the period, representing the 13,800,000 shares as of December 31, 1996 less the 760,000 shares received into treasury in the sale of the Performance Stores.

(5) Reflects the reversal of the loss recognized upon the sale of the Performance Stores.

(6) Reflects the 760,000 shares received into treasury as proceeds in the sale of the Performance Stores.

(7) The pro forma statement of operations for the six months ended June 30, 1997 does not reflect the pro forma effect of the acquisition of Spedding Toyota in April 1997. Giving effect to this transaction as if it had occurred at the beginning of fiscal 1997, in addition to the effect of the sale of the Performance Stores, pro forma total revenue, net income and net income per share for the six months ended June 30, 1997 would have been $237,298,000, 5,227,000, and $0.39, respectively. (This pro forma information should be read in conjunction with the Company's Form 8-K/A filed in June 1997 in connection with the acquisition of Spedding Toyota.) The pro forma net income per share of $0.39 was calculated assuming that 13,319,720 shares were outstanding since the beginning of the period, representing the 13,800,000 outstanding as of December 31, 1996, plus the 279,720 shares issued in the acquisition of Spedding Toyota, less the 760,000 shares received into treasury in the sale of the Performance Stores.

                             PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 1997
                                   (unaudited)

                                                              Pro Forma Adjustments
                                                              ---------------------
                                                                Actual
                                                Actual        Performance                    Pro Forma
                                               Company          Stores        Adjustments     Company
                                              -------------------------------------------------------
                                                      (in thousands, except per share amounts)

Current assets:
     Cash and cash equivalents                 $  6,671        $   219       $             $  6,452
     Accounts receivable                         20,962          3,278                       17,684
     Inventories                                 72,708         13,197                       59,511
                                               --------        -------       ---------     --------
          Total current assets                  100,341         16,694                       83,647
                                               --------        -------       ---------     --------

Property and equipment, net                      23,654            616                       23,038

Goodwill and other intangibles, net              58,410          4,232                       54,178
Other assets                                      5,666            819                        4,847
                                               --------        -------       ---------     --------
          Total Assets                         $188,071        $22,361       $             $165,710
                                               --------        -------       ---------     --------
                                               --------        -------       ---------     --------
Current liabilities:
     Floorplan notes payable                   $ 69,311        $12,146       $             $ 57,165
     Current maturities of long-term debt         8,063              0                        8,063
     Accounts payable                             7,016          1,199             435(1)     6,252
     Due to affiliates                            1,016              0                        1,016
     Accrued expenses and other liabilities      11,170            552                       10,618
     Deferred income taxes                        1,211           (244)                       1,455
                                               --------        -------       ---------     --------
          Total current liabilities              97,787         13,653             435       84,569

Long-term debt                                   21,816             35                       21,781
Deferred warranty revenue - long term portion     1,222             21                        1,201
                                               --------        -------       ---------     --------
          Total long-term liabilities            23,038             56               0       22,982
                                               --------        -------       ---------     --------
Stockholders' equity:
     Preferred stock                                  0                                           0
     Common Stock                                   141                                         141
     Paid-in capital                             52,474                                      52,474
     Treasury Stock                                   0                         (8,740)(1)   (8,740)
     Retained earnings                           14,631                           (347)(1)   14,284
                                               --------                      ---------     --------
          Total stockholders' equity             67,246                         (9,087)      58,159
                                               --------                      ---------     --------
          Total liabilities and stockholders'
           equity                              $188,071                                    $165,710
                                               --------                                    --------
                                               --------                                    --------
     (1)  Reflects loss on sale of Performance Nissan and Performance Dodge as follows:

               Treasury stock received                                          $ 8,740,000
               Less net book value of Performance dealerships                    (8,652,000)
               Less estimated transaction costs                                    (435,000)
                                                                                -----------
                                                                                $  (347,000)
                                                                                -----------
                                                                                -----------

                                  EXHIBIT INDEX

2.1 Stock Purchase Agreement, dated as of June 20, 1997, between Cross-Continent Auto Retailers, Inc. and Benji Investments, Ltd. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1997, incorporated herein by reference).
10.1 Separation Agreement dated as of June 20, 1997 between Cross-Continent Auto Retailers, Inc. and Emmett M. Rice, Jr. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1997, incorporated herein by reference).
10.2 Management Agreement dated as of June 1, 1997 among Cross-Continent Auto Retailers, Inc., Performance Nissan, Inc., Performance Dodge, Inc., and Emmett M. Rice, Jr. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the Quarterly Period ended June 30, 1997, incorporated herein by reference).
10.3 Lease Agreement dated August 15, 1997 between Cross-Continent Auto Retailers, Inc. and Performance Dodge, Inc.
99.1 Copy of press release issued by Cross-Continent Auto Retailers, Inc. on June 18, 1997.